UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 14, 2022

LFTD PARTNERS INC.

(Exact name of registrant as specified in its charter)

Nevada	000-52520	87-0479286
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4227 Habana Avenue, Jacksonville, FL		32217
(Address of principal executive offices)		(Zip Code)

847-915-2446

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2022, Nicholas S. Warrender, our Vice Chairman and COO, Gerard M. Jacobs, our Chief Executive Officer, William C. Jacobs, our Chief Financial Officer (together the “Parties”) and LFTD Partners Inc., entered into an agreement (the “February 2022 Agreement”) that amends in part the Agreement dated as of December 30, 2021 entered into by and among LFTD Partners Inc., the Parties, Lifted Liquids, Inc. d/b/a Lifted Made and 95th Holdings, LLC (the “December 2021 Agreement”). The February 2022 Agreement (1) terminates the right for the Parties to receive bonus compensation in excess of the Modified 2021 Bonus Pool Amount set out in the December 2021 Agreement; (2) places a cap on the 2022 Bonus Pool such that none of the Parties shall be entitled to receive any portion of the 2022 Bonus Pool that would cause LFTD Partners Inc.’s 2022 diluted earnings per share of common stock to fall below $0.56 per share; and (3) the $500,000 of additional bonus set out in the December 2021 Agreement, is now allocated and defined as a retention bonus of $166,666.66 to each of Nicholas S. Warrender, Gerard M. Jacobs and William C. Jacobs to be paid at the end of 2022 so long as each respective executive has not earlier resigned from LFTD Partners Inc.

Negotiations of Agreements

In the negotiation and execution of the February 2022 Agreement, LFTD Partners Inc has been represented by the Compensation Committee of the board of directors of LFTD Partners Inc, which consists of LFTD’s four independent board members (the “Compensation Committee”). The Compensation Committee has indicated to management that it believes that the terms and conditions of the February 2022 Agreement are in the best interests of LFTD Partners Inc.

The foregoing description of the February 2022 Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the February 2022 Agreement which is filed with this current report as Exhibit 10.68, as well as the December 2021 Agreement which is filed as Exhibit 10.67 to the current report on Form 8-K filed on January 4, 2022, and the form of employment agreement filed as exhibit A to Exhibit 10.56 to the Registration Statement on Form S-1 filed on July 6, 2020 each of which is incorporated by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit 10.68Agreement dated February 14, 2022 between LFTD Partners Inc. Nicholas S. Warrender, Gerard M. Jacobs and William C. “Jake” Jacobs

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

LFTD PARTNERS INC.

/s/ Gerard M. Jacobs

Gerard M. Jacobs

Chief Executive Officer

Dated:  February 16, 2022